UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Elite Express Holding Inc.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Elite Express Holding Inc.

23046 Avenida De La Carlota, Suite 600,

Laguna Hills, CA, 92653

NOTICE OF ACTION BY WRITTEN CONSENT OF CERTAIN STOCKHOLDERS

FIRST MAILED TO STOCKHOLDERS ON OR ABOUT [●], 2026

Dear Stockholder:

This Notice and accompanying Information Statement are being furnished to stockholders of Elite Express Holding Inc., a Delaware corporation (the “Company”), of record on February 24, 2026 (the “Record Date”) to advise such stockholders that on February 24, 2026, the holders of a majority of the voting power of the Company’s outstanding capital stock entitled to vote thereon, voting together as a single class (the “Consenting Stockholders”), including Yidan Chen and Huan Liu, approved by written consent in lieu of a special meeting, in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and the Company’s certificate of incorporation (as amended from time to time, the “Charter”), (i) resolutions approving a securities offering conducted pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s Class A common stock, $0.000001 par value per share (the “Class A Common Stock”), in an aggregate offering amount of up to $8 million, with the final number of shares and purchase price per share to be determined by the Board of Directors of the Company (the “Board”) or a duly authorized committee (the “Regulation S PIPE”) (“Action No. 1”) and (ii) resolutions authorizing the Board to file, in its discretion, until February 23, 2027, amendments to the Charter to effect a reverse stock split of each issued and outstanding share of the Company’s Class A Common Stock and Class B common stock, $0.000001 par value per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at a ratio within a range from 1-for-2 to 1-for-2,000, with the exact ratio (if any) to be determined by the Board pursuant to DGCL Section 242 (“Action No. 2”), as set forth in the form of certificate of amendment to the Charter (the “Charter Amendment”) attached to the accompanying Information Statement as Appendix A. Each share of Class A Common Stock is entitled to one (1) vote and each share of Class B Common Stock is entitled to fifteen (15) votes.

The accompanying Information Statement is first being mailed on or about [●], 2026 to our stockholders of record as of the close of business on February 24, 2026. If you were a stockholder of record on such date, you will receive one or more copies of the accompanying Information Statement. Under the federal securities laws, although the Consenting Stockholders have already approved Action No. 1 and Action No. 2, Action No. 1 and Action No. 2 will not be effective until at least 20 calendar days after the accompanying Information Statement is sent or mailed to the stockholders of record of the Company as of the Record Date. Furthermore, notwithstanding the approval provided by the Consenting Stockholders, the Board retains sole discretion to implement or abandon the Reverse Split Charter Amendment described in Action No. 2 based on its determination of whether effecting a reverse stock split is advisable and in the best interests of the Company and its stockholders.

You are urged to read the accompanying Information Statement in its entirety for a description of Action No. 1 and Action No. 2 taken by the Consenting Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY,

YOU ARE REQUESTED NOT TO SEND US A PROXY AND ACCORDINGLY NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

/s/ Yidan Chen
Yidan Chen
Chief Executive Officer, President and Director

[●], 2026

ELITE EXPRESS HOLDING, INC.

23046 Avenida De La Carlota, Suite 600,

Laguna Hills, CA, 92653

(949)758-0650

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY, YOU ARE REQUESTED NOT TO SEND US A PROXY

AND ACCORDINGLY NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION

STATEMENT. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

ABOUT THIS INFORMATION STATEMENT

This Information Statement is being furnished to the stockholders of Elite Express Holding Inc., a Delaware corporation (the “Company”, “we”, “our” or “us”), as of February 24, 2026 (the “Record Date”).

We hereby advise such stockholders of record on the Record Date that on February 24, 2026, certain stockholders of the Company (collectively, the “Consenting Stockholders”), including Yidan Chen and Huan Liu, who as of the Record Date collectively held a majority of the voting power of the outstanding shares of the Company’s Common Stock entitled to vote thereon (with each share of Class A Common Stock entitled to one (1) vote per share and each share of Class B Common Stock entitled to fifteen (15) votes per share), approved by written consent in lieu of a special meeting, in accordance with Section 228 of the Delaware General Corporation Law (“DGCL”) and the Company’s Charter, (i) resolutions approving the Regulation S PIPE (“Action No. 1”), as more fully described below, and (ii) resolutions authorizing the Board of Directors of the Company (the “Board”) to file, in its discretion, until February 23, 2027, amendments to the Charter to effect a reverse stock split of each class of the Company’s outstanding Common Stock at a ratio within a range from 1-for-2 to 1-for-2,000, with the exact ratio (if any) to be determined by the Board (“Action No. 2”), as set forth in the form of certificate of amendment to our Charter (the “Charter Amendment”) attached to the accompanying Information Statement as Appendix B.

On February 24, 2026, the Board unanimously approved Action No. 1 and Action No. 2, and recommended Action No. 1 and Action No. 2 for approval by our stockholders. The Consenting Stockholders approved Action No. 1 and Action No. 2 by written consent in lieu of a special meeting on February 24, 2026, in accordance with the DGCL and our Charter. Accordingly, your consent is not required and is not being solicited in connection with the approval of Action No. 1 or Action No. 2.

The Record Date for determining stockholders entitled to receive this Information Statement is February 24, 2026. As of the close of business on the Record Date, we had 16,716,672 shares of Common Stock outstanding and entitled to vote on the matters acted upon in the action by written consent of our Consenting Stockholders, consisting of 12,550,005 shares of Class A Common Stock and 4,166,667 shares of Class B Common Stock. The Consenting Stockholders held 83.28% of the voting power of our outstanding shares of Common Stock on the Record Date.

Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate action described above without a meeting of stockholders to all stockholders who did not consent in writing to Action No. 1 and Action No. 2. This Information Statement serves as the notice required by Section 228 of the DGCL.

In accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), Action No. 1 and Action No. 2 will not become effective until at least 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date.

Furthermore, notwithstanding the approval provided by the Consenting Stockholders, the Board retains sole discretion to implement or abandon the Reverse Split Charter Amendment described in Action No. 2 based on its determination of whether effecting a reverse stock split is advisable and in the best interests of the Company and its stockholders.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN ON OR ABOUT [●], 2026 TO THE HOLDERS OF OUR COMMON STOCK AS OF FEBRUARY 24, 2026 AND IS BEING DELIVERED TO INFORM YOU OF THE CORPORATE ACTION DESCRIBED HEREIN BEFORE SUCH ACTIONS TAKE EFFECT IN ACCORDANCE WITH RULE 14C-2 OF THE SECURITIES EXCHANGE ACT OF 1934 (THE “EXCHANGE ACT”).

WE ARE NOT ASKING YOU FOR A PROXY, YOU ARE REQUESTED NOT TO SEND US A PROXY AND ACCORDINGLY NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTION NO. 1

Background

On February 24, 2026, the Board unanimously approved, and recommended that our stockholders approve, a securities offering conducted pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s Class A Common Stock. the issuance and sale in an aggregate offering amount of up to $8 million, with the final number of shares and purchase price per share to be determined by the Board or a duly authorized committee . On February 24, 2026, resolutions authorizing the Board to file the Reverse Split Charter Amendment were approved by the Consenting Stockholders holding approximately 83.28% of the voting power our outstanding shares of Common Stock on the Record Date.

Such Regulation S PIPE will be conducted pursuant to the terms of the Stock Purchase Agreement appended herewith as Appendix A. Pursuant to the Stock Purchase Agreement, the Company will issue and sell to each purchaser, severally and not jointly, the number of shares of Common Stock set forth on such purchaser’s signature page at a purchase price of $[●] per share, for aggregate gross proceeds expected to be approximately $5,000,000 to $8,000,000 (subject to final pricing and subscriptions). The Regulation S PIPE is intended to be made solely to non-U.S. persons in offshore transactions in reliance upon Regulation S, and the securities issued in the Regulation S PIPE will be unregistered and subject to transfer restrictions.

Closing of the Regulation S PIPE will be subject to the satisfaction or waiver of the conditions set forth in the Stock Purchase Agreement, including, among other things, the Company’s compliance with applicable requirements of the General Corporation Law of the State of Delaware in connection with execution and performance of the Stock Purchase Agreement and consummation of the transactions contemplated thereby and, if required by the Nasdaq Listing Rules, the Company’s submission of a Listing of Additional Shares Notification Form to Nasdaq and receipt of Nasdaq approval. The Stock Purchase Agreement may provide for termination rights, including if the closing has not been consummated on or before [●], 2026.

ACTION NO. 2

APPROVAL OF REVERSE SPLIT CHARTER AMENDMENT TO GIVE THE BOARD THE

DISCRETION TO EFFECT A REVERSE STOCK SPLIT

Background

On February 24, 2026, the Board unanimously approved, and recommended that our stockholders approve, the form of Reverse Split Charter Amendment to give the Board the discretion, until February 23, 2027 to effect a reverse stock split of our Common Stock at any ratio at the Board’s discretion, from 1-for-2 to 1-for-2,000, with the final ratio (if any) to be determined by, and subject to final approval of, the Board (the “reverse stock split”). On February 24, 2026, resolutions authorizing the Board to file the Charter Amendment were approved by the Consenting Stockholders holding a majority of the voting power of our outstanding shares of capital stock entitled to vote thereon on the Record Date.

The Board will have the sole discretion, until February 23, 2027 to elect whether to effect the reverse stock split and, if so, the number of shares— ranging from 2 to 2,000 —which will be reclassified into one share of our Class A Common Stock or Class B Common Stock, as applicable. The text of the form of Reverse Split Charter Amendment, which would be filed with the Delaware Secretary of State to effect the reverse stock split, is set forth in Appendix B to this Information Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Delaware Secretary of State or as the Board deems necessary and advisable to effect the reverse stock split.

If the Board elects to effect the reverse stock split, the number of issued and outstanding shares of our Common Stock would be reduced in accordance with a reverse split ratio selected by the Board within the range described above. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. We are not seeking to change the number of authorized shares of our Common Stock or the par value per share of our Common Stock in connection with the reverse stock split; therefore, if implemented, the reverse stock split will result in an effective increase in the authorized number of shares of our Common Stock available for issuance in the future.

Reasons for the Reverse Stock Split

We believe that implementing the Reverse Split Charter Amendment may provide benefits to the Company and our existing stockholders in a number of ways, including:

•	Maintaining a Listing on Nasdaq. The primary purpose of the reverse stock split is to increase the per share trading price of the Company’s Class A Common Stock in order to maintain the listing of our Class A Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”). On October 31, 2025, we received a notification letter from Nasdaq indicating that the Company was not in compliance with Nasdaq continued listing criteria because the bid price of the Company’s Class A Common Stock was below $1.00 per share for a period of time specified by the applicable Nasdaq rule. Under the applicable Nasdaq rule, the Company may be afforded a period of time to regain compliance by having the bid price of its Class A Common Stock meet or exceed $1.00 per share for a minimum number of consecutive business days during the applicable compliance period. If we do not regain compliance within the applicable compliance period, our Class A Common Stock could be subject to delisting from Nasdaq.

The reverse stock split would decrease the total number of shares of our Class A Common Stock outstanding and should, absent other factors, proportionately increase the market price of our Class A Common Stock, which we believe would help us to maintain compliance with Nasdaq continued listing requirements. However, there can be no assurance that the Company will regain or maintain compliance with Nasdaq continued listing requirements following the reverse stock split or otherwise.

Delisting from Nasdaq may adversely affect the Company’s ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of our Class A Common Stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors or interest in business development opportunities.

•	Meeting Stock Price Requirements. We understand that many brokerage houses and institutional investors have internal policies and practices that either may prohibit them from investing in low-priced stocks or may tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. In addition, we believe that a higher stock price may increase the acceptability of our Class A Common Stock to a number of long-term investors who may not find shares of our Class A Common Stock attractive at a lower market price due to the trading volatility often associated with stocks below certain prices.

Board Discretion to Implement or Abandon the Reverse Stock Split

The reverse stock split will be effected, if at all, only upon a subsequent determination by the Board that the reverse stock split is in the best interests of the Company and its stockholders at the time. Such determination will be based upon several factors, including those described in “—Reasons for the Reverse Stock Split” above. Notwithstanding approval to file the Reverse Split Charter Amendment by the Consenting Stockholders, the Board may determine, in its sole discretion and prior to the effectiveness of any filing with the Delaware Secretary of State, not to effect the reverse stock split. If the Board decides not to implement the reverse stock split before February [●], 2026, further stockholder approval would be required prior to implementing any reverse stock split.

Criteria to Be Used for Decision to Effect the Reverse Stock Split

The Board has been authorized to proceed with the reverse stock split in any ratio ranging from 1-for-2 to 1-for-2,000 that it selects in its sole discretion. The Board is not required to determine to proceed with the reverse stock split and may not do so. In determining whether to proceed with the reverse stock split, the Board expects to consider a number of factors, including market conditions, existing and expected bid and trading prices of our Class A Common Stock, the continued listing requirements of Nasdaq, and the amount of our authorized but unissued shares of Common Stock. The Board does not intend for the reverse stock split to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Action by Written Consent; No Further Vote Required

Pursuant to Section 228 of the DGCL and as permitted by the Company’s Charter, the Company may take action by written consent of stockholders without a meeting to the extent such action is authorized by the DGCL and the Charter.

The Company elected to obtain stockholder approval of the resolutions to file the Reverse Split Charter Amendment by written consent of the Consenting Stockholders, which required the affirmative approval of the holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote thereon, voting together as a single class (with each share of Class A Common Stock entitled to one (1) vote per share and each share of Class B Common Stock entitled to fifteen (15) votes per share). As of the Record Date, Yidan Chen beneficially owned 0 shares of Class A Common Stock and 1,666,667 shares of Class B Common Stock, representing 25,000,005 votes, and Huan Liu beneficially owned 0 shares of Class A Common Stock and 2,500,000 shares of Class B Common Stock, representing 37,500,000 votes, and together they represented 83.28% of the total voting power of the Company’s outstanding capital stock entitled to vote thereon. As the requisite stockholder approval of the Charter Amendment has been received, all corporate approvals by or on behalf of the Company required for the approval of Action No. 2 and the Charter Amendment have been obtained and no further votes are needed.

Effects of the Reverse Stock Split

If the reverse stock split is effected by the Board, each stockholder will own a reduced number of shares of our Common Stock. This would affect all of our stockholders uniformly and would not affect any stockholder’s respective percentage ownership in the Company, except to the extent that the reverse stock split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the reverse stock split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the reverse stock split.

Proportionate voting rights and other rights of the holders of our Common Stock generally will not be affected by the reverse stock split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 5% of the voting power of our outstanding shares of Common Stock immediately prior to the reverse stock split would continue to hold 5% of the voting power of our outstanding shares of Common Stock after the reverse stock split. For purposes of determining voting power, each share of Class A Common Stock is entitled to one (1) vote and each share of Class B Common Stock is entitled to fifteen (15) votes.

The table below provides examples of a Reverse Stock Split at various ratios between 1-for-2 and 1-for-2,000:

Shares Outstanding as of February 24, 2026	Reverse Stock Split Ratio	Shares Outstanding After Reverse Stock Split	Reduction in Shares Outstanding
16,716,672	1-for-2	8,358,336	8,358,336
16,716,672	1-for-10	1,671,667	15,045,005
16,716,672	1-for-500	33,433	16,683,239
16,716,672	1-for-2,000	8,358	16,708,314

In addition, because the number of our issued and outstanding shares of Common Stock would decrease following the reverse stock split without any reduction in the number of authorized shares of our Common Stock, the number of shares available for issuance by us in the future would effectively increase as a result of the reverse stock split. These additional shares would be available for issuance from time to time for a variety of general corporate purposes as the Board may determine to be in the best interest of the Company and its stockholders from time to time.

The increase in the number of shares of Common Stock available for issuance could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal.

As of February 24, 2026, the Company has (i) zero shares of Class A Common Stock subject to outstanding equity awards, (ii) zero outstanding warrants convertible into shares of Class A Common Stock and (iii) 4,166,667 shares of Class A Common Stock subject to issuance pursuant to the terms of outstanding convertible securities. Under the terms of the various instruments governing our outstanding equity awards, warrants and convertible securities, the reverse stock split will effect a reduction in the number of shares of our Class A Common Stock issuable upon vesting/settlement/exercise or conversion, in proportion to the ratio selected by the Board. The reverse stock split will effect a proportionate increase in the exercise price of outstanding stock options and warrants, and the conversion price of convertible securities, as applicable, in each case in accordance with their respective terms. In connection with the reverse stock split, the number of shares of Class A Common Stock issuable upon exercise or conversion of outstanding instruments may be rounded down to the nearest whole share and no cash payment will be made in respect of such rounding, except to the extent any applicable instrument provides otherwise.

After the reverse stock split is effected, if at all, we will continue to be subject to the periodic reporting requirements of the Exchange Act. By itself, the reverse stock split will not have any impact on the market in which our Class A Common Stock is traded; however, our Class A Common Stock will be identified with a new CUSIP number following any reverse stock split.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market price for our Class A Common Stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of our Class A Common Stock after the reverse stock split is implemented will be 2 to 2,000 times, as applicable, the price per share of our Class A Common Stock immediately prior to the reverse stock split. Furthermore, there can be no assurance that the market price of our Class A Common Stock immediately after the reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, the reverse stock split may not achieve the other desired results which have been outlined above. In particular, we cannot assure you that the reverse stock split will increase our stock price and have the desired effect of maintaining compliance with the continued listing requirements of Nasdaq. Moreover, because some investors may view a reverse stock split negatively, there can be no assurance that the Reverse Split Charter Amendment will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

In addition, although we believe the reverse stock split may enhance the desirability of our Class A Common Stock to certain potential investors, we cannot assure you that, if implemented, our Class A Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Class A Common Stock will increase. In particular, because there would be a reduced number of shares outstanding after the reverse stock split, implementation of the reverse stock split may lead to reduced trading, increased sales by retail investors and/or a smaller number of market makers for our Class A Common Stock, thereby decreasing liquidity of the Class A Common Stock.

If the reverse stock split is implemented, some stockholders may consequently own less than one hundred shares of our Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

Effective Date

If the Board elects to proceed with the reverse stock split in one of the approved ratios, the reverse stock split would become effective on the date of the filing (the “Reverse Stock Split Effective Time”) of the Reverse Split Charter Amendment with the office of the Delaware Secretary of State, which will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Record Date. Except as explained below with respect to fractional shares, at the Reverse Stock Split Effective Time, all shares of Common Stock issued and outstanding immediately prior thereto will be automatically reclassified into new shares of our Class A Common Stock or Class B Common Stock, as applicable, in accordance with the reverse stock split ratio determined by the Board among the approved ratios described above. If the Board decides not to implement the Reverse Split Charter Amendment before February 23, 2027 further stockholder approval would be required prior to implementing any reverse stock split.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates, if Applicable

Overview

If the Board elects to proceed with the reverse stock split within the previously approved range, the Company will issue, at least three (3) business days in advance of the Reverse Stock Split Effective Time, a press release announcing the reverse stock split, the final ratio approved by the Board, and the Reverse Stock Split Effective Time. The press release may contain additional information regarding any procedures that stockholders will need to follow in connection with the reverse stock split.

Within four (4) business days following the Reverse Stock Split Effective Time, the Company will file a Current Report on Form 8-K announcing that the Reverse Split Charter Amendment has been filed with the Delaware Secretary of State. In addition, as soon as practicable after the Reverse Stock Split Effective Time, stockholders of record will be notified by our transfer agent that the reverse stock split has been effected.

Shares Held in Book-Entry Form

Our registered holders of Common Stock may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. Unless the Company makes a subsequent public disclosure to the contrary at the time of approving any reverse stock split, if you hold shares of Common Stock in book-entry form, you will not need to take any action to receive post-reverse stock split shares of our Common Stock. As soon as practicable after the Reverse Stock Split Effective Time, our transfer agent will send to your registered address a statement of ownership indicating the number of post-reverse stock split shares of Common Stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be enclosed with the statement (see “Fractional Shares” below).

Fractional Shares

No fractional shares shall be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares of our Common Stock will be entitled to receive cash (without interest or deduction) in lieu of such fractional share interests, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional shares otherwise issuable.

As of the Record Date, there were approximately 16 stockholders of record of our Common Stock. If the Board elects to implement the reverse stock split, we do not expect that cashing out fractional stockholders would significantly reduce the number of stockholders of record.

Accounting Matters

The proposed Reverse Split Charter Amendment will not affect the par value of our Common Stock per share, which will remain $0.000001 par value per share; however, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately with the reverse stock split, if implemented. Any reduction in stated capital will be added to additional paid in capital, the net effect of which is that stockholders’ equity will remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences to our stockholders as a result of the reverse stock split, if implemented. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authorities and current administrative rulings and practices as in effect on the date of this Information Statement. Changes to the laws or differing interpretations could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the reverse stock split and there can be no assurance that the IRS will agree with the conclusions reached herein. This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our Common Stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our Common Stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our Common Stock under the constructive sale provisions of the Code, persons that hold more than 5% of our Common Stock, persons that hold our Common Stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our Common Stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the U.S.;

•	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our Common Stock is a partner of a partnership holding shares of our Common Stock, such holder should consult his or her own tax advisor.

THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AS WELL AS ANY TAX CONSIDERATIONS ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (SUCH AS THE ESTATE OR GIFT TAX LAWS) OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY).

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the Common Stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its Common Stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s Common Stock received pursuant to the Reverse Stock Split will include the holding period of the Common Stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the Common Stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its Common Stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our Common Stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our Common Stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Dissenter’s Rights

None of the DGCL, our Charter or our Bylaws provides holders of our Common Stock with dissenters’ or appraisal rights in connection with the Reverse Split Charter Amendment, if the Board elects to proceed with the reverse stock split in one of the approved ratios, or the resulting reverse stock split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information, as of February 24 ,2026, concerning the beneficial ownership of our Common Stock by: (i) each person we know to be the beneficial owner of more than five percent (5%) of our Common Stock; (ii) each of our current directors; (iii) each of our named executive officers; and (iv) all current directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of our Common Stock is based on 16,716,672 shares of our Common Stock issued and outstanding as of February 24, 2026, which consists of 12,550,005 shares of Class A Common Stock and 4,166,667 shares of Class B Common Stock.

Unless otherwise indicated in the footnotes to the table below, and subject to applicable community property laws, the Company believes that all persons named in the table below have sole voting and investment power with respect to their beneficially owned shares of Common Stock.

	Class A		Class B
	Common Stock		Common Stock		Voting Power
	Beneficially		Beneficially		After this
	Owned		Owned		Offering
	Number	%	Number	%	%
Directors and Executive Officers(1):
Yidan Chen	—	—%	1,666,667	40.00%	33.31%
Huan Liu	—	—%	2,500,000	60.00%	49.97%
Huanhuan Tian	—	—	—	—	—
Huaqin He	—	—	—	—	—
Jianing Lu

All directors and executive officers as a group (six individuals):	—	—%	4,166,667	100%	83.28%

5% Stockholders:
Apex Management Limited(2)	766,667	6.11%	—	—	1.02%
Ping Capital Holdings Ltd(3)	766,667	6.11%	—	—	1.02%
Grand Bright International Holdings Limited(4)	766,667	6.11%	—	—	1.02%
Dongsheng Zhou	766,667	6.11%	—	—	1.02%
Hillhouse Venture Capital Limited(5)	766,667	6.11%	—	—	1.02%
Hawkeyes Investment Ltd(6)	766,667	6.11%	—	—	1.02%
Shouqian Jiang	766,667	6.11%	—	—	1.02%
Jiping Yin	766,667	6.11%	—	—	1.02%
Zhaoxia Song	516,667	4.12%	—	—	0.69%
Centurion Tech Holdings Limited(7)	500,000	3.98%	—	—	0.67%
Eternal Blessing Holdings Limited(8)	500,000	3.98%	—	—	0.67%

(1)	Unless otherwise indicated, the business address of each of the individuals is, 23046 Avenida De La Carlota, Suite 600, Laguna Hills CA 92653, the United States.

(2)	The number of shares of Class A common stock beneficially owned represents 766,667 shares of Class A common stock held by Apex Management Limited, a British Virgin Islands company, which is 100% owned by Jianhui Li. The registered address of Apex Management Limited is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.

(3)	The number of shares of Class A common stock beneficially owned represents 766,667 shares of Class A common stock held by Ping Capital Holdings Ltd, a British Virgin Islands company, which is 100% owned by Ping Hu. The registered address of Ping Capital Holdings Ltd is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.

(4)	The number of shares of Class A common stock beneficially owned represents 766,667 shares of Class A common stock held by Grand Bright International Holdings Limited, a British Virgin Islands company, which is 100% owned by Weishu Guo. The registered address of Grand Bright International Holdings Limited is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.

(5)	The number of shares of Class A common stock beneficially owned represents 766,667 shares of Class A common stock held by Hillhouse Venture Capital Limited, a British Virgin Islands company, which is 100% owned by Shuqin Ma. The registered address of Hillhouse Venture Capital Limited is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.

(6)	The number of shares of Class A common stock beneficially owned represents 766,667 shares of Class A common stock held by Hawkeyes Investment Ltd, a British Virgin Islands company, which is 100% owned by Qingyu Han. The registered address of Hawkeyes Investment Ltd is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.

(7)	The number of shares of Class A common stock beneficially owned represents 500,000 shares of Class A common stock held by Centurion Tech Holdings Limited, a British Virgin Islands company, which is 100% owned by Ruiping Yin. The registered address of Centurion Tech Holdings Limited is Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.

(8)	The number of shares of Class A common stock beneficially owned represents 500,000 shares of Class A common stock held by Eternal Blessing Holdings Limited, a British Virgin Islands company, which is 100% owned by Haiying Wen. The registered address of Eternal Blessing Holdings Limited is Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and other documents referenced herein contain certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “anticipate,” “expect,” “believe,” “goal,” “plan,” “intend,” “estimate,” “may,” “will,” and similar expressions and variations thereof are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Those statements appear in this Information Statement and the documents referenced herein and include statements regarding the intent, belief or current expectations of the Company and management that are subject to known and unknown risks, uncertainties and assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed in or implied by such forward-looking statements. More information about the risks we face is described under the section titled “Risk Factors” in our Registration Statement on Form S-1, and any subsequently filed Annual Report on Form 10-K (the “Annual Report”) and anyor subsequently filed Quarterly Report on Form 10-Q (“Quarterly Reports”).

This Information Statement also contains statements that are based on the Board’s and management’s current expectations and beliefs, including statements about the action to be taken by the Board in response to the stockholder approval of Action No. 1, the manner in which the Reverse Split Charter Amendment will be effected, the timing of the reverse stock split, and the expected effects of the reverse stock split, if implemented.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur or may not occur within the anticipated time frame and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

HOUSEHOLDING

In some cases, only one copy of the Information Statement is being delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of this document to a stockholder at a shared address to which a single copy has been delivered. A stockholder can notify the Company at the address indicated below if the stockholder wishes to receive separate copies in the future. In addition, stockholders sharing an address who are currently receiving multiple copies may also notify the Company at such address if they wish to receive only a single copy. Direct your written request to ELITE EXPRESS HOLDING INC., 23046 AVENIDA DE LA CARLOTA, SUITE 600, LAGUNA HILLS, CA, 92653 or contact the Company by phone at (949)758-0650.

WHERE YOU CAN FIND MORE INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of our website is https://www.eliteexpressholding.com.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of the Annual Report and our Quarterly Reports for the subsequent periods, in each case, including the financial statements and financial statement schedule information included therein, as filed with the SEC and any other documents filed with the SEC. You are encouraged to review the Annual Report and Quarterly Reports together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Elite Express Holding Inc., 23046 Avenida De La Carlota, Suite 600, Laguna Hills, CA, 92653.

This Information Statement has been approved by the Board and is being mailed or delivered to stockholders by its authority.

By order of the Board of Directors,

/s/ Yidan Chen
Yidan Chen
Chief Executive Officer, President and Director
[●], 2026

APPENDIX A

FORM OF STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NONE OF THE SECURITIES TO WHICH THIS STOCK PURCHASE AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCK PURCHASE AGREEMENT

This Agreement is dated as of [•], 2026 (the “Execution Date”) by and between Elite Express Holding Inc., a Delaware corporation (the “Company”), and [•] (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser, severally and not jointly with other purchasers, desires to purchase from the Company, securities of the Company as more fully described in this Agreement (collectively, the “Offering”).

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser agree as follows:

1.	PURCHASE AND SALE OF SHARES OF CLASS A COMMON STOCK, AND RELEVANT RIGHTS

1.1            Purchase and Sale of Shares of Class A Common Stock. Subject to the terms and conditions set forth herein, the Company is offering to the Purchaser the number of shares of the Class A Common Stock of the Company, par value $0.000001 per share (the “Class A Common Stock”), set forth on the signature page hereto (the “Purchased Shares”) at a price of $[*] per share (collectively, the “Purchase Price”). The shares of Class A Common Stock are sometimes collectively referred to herein as the “Shares.”

1.2            Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the Company shall not issue any Shares to the Purchaser, and the Purchaser shall not have the right to acquire any Shares, to the extent that after giving effect to such issuance, the Purchaser (together with its affiliates and any other persons acting as a group together with the Purchaser or any of its affiliates) would beneficially own in excess of 9.99% of the number of shares of Class A Common Stock outstanding immediately after giving effect to such issuance (the “Beneficial Ownership Limitation”). For purposes of this Section 1.2, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. The Purchaser shall be solely responsible for any schedules or filings required to be made in accordance with Section 13(d) of the Exchange Act. Upon the written request of the Purchaser, the Company shall, within two (2) business days, confirm orally and in writing to the Purchaser the number of shares of Class A Common Stock then outstanding. The Purchaser and the Company shall each cooperate in good faith in the determinations required hereby and the application of this Section 1.2.[NTD: We recommend including Pre-funded Warrants in this deal to act as the blocker.]

1.3            Closing. The closing of the transactions contemplated hereby (the “Closing”) shall occur on [•], 2026, or such other date as the parties may mutually agree in writing (the “Closing Date”), and shall be conditioned upon the Company having (i) complied with all applicable requirements of the General Corporation Law of the State of Delaware in connection with the execution and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby; and (ii) if required by the Nasdaq Listing Rules, submitted a Listing of Additional Shares Notification Form to Nasdaq and obtained the approval by Nasdaq of the transactions contemplated hereby.

(a)            At the Closing, subject to Section 2 below, the Purchaser shall pay the Purchase Price by wire transfer of immediately available funds to a bank account of Elite Express Holding Inc. as specified by the Company. All such wire transfer remitted to the Company shall be accompanied by information identifying the Purchaser, including the subscription amount, the number of Shares being purchased, the Purchaser’s Social Security number or other applicable taxpayer identification number (U.S. or foreign), passport number or other government-issued identification number, and address; and

(b)            At the Closing, the Company shall issue the Shares to the Purchaser in book-entry form.

2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser that:

2.1            The Company is duly incorporated in the State of Delaware and is validly existing and in good standing under the laws of the State of Delaware. The Company and each of its subsidiaries (each, a “Subsidiary”) are not in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company and each Subsidiary are qualified to transact business as a foreign corporation and are in good standing under the laws of each jurisdiction where the location of their respective properties or the conduct of their respective business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company on a consolidated basis.

2.2            Each of the Company and the Subsidiaries has all power and authority to conduct its business as presently conducted and as proposed to be conducted. The Company has all power and authority to (i) enter into and perform its obligations under this Agreement and (ii) issue, sell and deliver the Shares. The execution and delivery of this Agreement and the issuance, sale, and delivery of the Shares have been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.3            The Shares, when issued, delivered and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens, or encumbrances with respect to the issue thereof (other than restrictions on transfer under applicable securities laws and as set forth in this Agreement) and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other person.

2.4            No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

2.5            The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

2.6            Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, no registration under the Securities Act of the Shares is required for the offer and sale of the Shares to the Purchaser in the manner contemplated herein.

2.7            The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or its properties or assets. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions contemplated hereby, will result in the imposition of any security interest upon the Shares.

2.8             Securities Compliance and Restricted Shares. All Shares are restricted securities as defined in Rule 144 promulgated under the Securities Act.

2.9             No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising (within the meaning of Regulation S and Regulation D).

2.10          Certain Fees. No broker’s fees, finder’s fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

2.11           Not Investment Company. The Company is not, and immediately after receipt of payment for the Shares, will not be, (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended or (ii) a Passive Foreign Investment Company, as defined in Section 1297(a) of the US Internal Revenue Code.

3.	REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

3.1            Organization. Purchaser is either an individual or an entity, corporation, partnership, or limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, with full power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

3.2            Authority. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms hereof except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers.

3.3            Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s execution of this Agreement, Purchaser hereby confirms that the Shares to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares.

3.4            Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

3.5            No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

3.6            Ability to Bear Risk. Purchaser understands and agrees that purchase of the Shares is a high-risk investment and Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) is available. The Purchaser represents that it is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

3.7            Disclosure of Information. Purchaser has been given access to full and complete information regarding the Company and has utilized such access to Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as Purchaser has reasonably requested. In particular, Purchaser: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Purchaser is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

3.8            No other documents. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Agreement.

3.9            Use of Purchase Price. Purchaser understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of its expenditures.

3.10          Restricted Securities. Purchaser understands that the Shares have not been registered under the Securities Act and are offered by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company that are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser is solely responsible for determining what these restrictions are, and the Purchaser is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

3.11          Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Purchaser agrees that Purchaser is not liable to any other purchasers participating in this Offering for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Shares.

3.12          Residence. Purchaser is presently a bona fide resident of the country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

3.13          The Purchaser is aware that the Company is a “reporting company” (as such term is used in the Exchange Act) in the U.S.;

3.14          The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Purchaser;

3.15          Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Purchaser or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction, provided that the Purchaser provides the Company with prompt written notice of such requirement (to the extent legally permissible) and cooperates with the Company's efforts to seek a protective order or other appropriate remedy; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals who have a need to know such information in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, provided such persons are bound by confidentiality obligations at least as protective as those set forth herein, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of such Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.15.

3.16          Regulation S Exemption.  The Purchaser acknowledges that the Shares are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemption and the suitability of the Purchaser to acquire the Shares.  In this regard, the Purchaser represents, warrants and agrees that:

(i)              The Purchaser is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person.  A “U.S. Person” means any one of the following:

(A)	any natural person resident in the United States of America;
(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;
(C)	any estate of which any executor or administrator is a U.S. Person;
(D)	any trust of which any trustee is a U.S. Person;
(E)	any agency or branch of a foreign entity located in the United States of America;
(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and
(H)	any partnership, company, corporation or other entity if:

(1)	organized or incorporated under the laws of any foreign jurisdiction; and
(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii)            At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(iii)            The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

(iv)            The Purchaser (A) agrees that it will not offer, sell or otherwise transfer any of the Purchased Shares, nor engage in hedging transactions involving such securities unless in compliance with the Securities Act, on or prior to the later of: (x) the date that is one year after the later of (1) the Closing Date and (2) the date of original issuance of the Purchased Shares (or of any predecessor security); and (y) such later date, if any, as may be required by applicable law; except in the following circumstances: (a) to the Company; (b) pursuant to a registration statement that has been declared effective under the Securities Act; (c) to a person the Purchaser reasonably believes is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, purchasing for its own account or for the account of another qualified institutional buyer, provided that (i) the Purchased Shares are eligible for resale pursuant to Rule 144A, and (ii) notice is given to such buyer that the transfer is being made in reliance on Rule 144A; (d) pursuant to offers and sales that comply with Regulation S under the Securities Act to persons who are not “U.S. Persons” as defined in Regulation S; (e) pursuant to Rule 144 under the Securities Act; or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, and (B) agrees to provide each transferee of such securities with written notice substantially to the effect of this paragraph (iv).

(v)            The Purchaser acknowledges that the Purchased Shares are “restricted securities” as defined in Rule 144 under the Securities Act and subject to resale restrictions during the period set forth in Rule 144. The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(vi)            The Purchased Shares to be acquired by Purchaser will be acquired for investment for Purchaser’s or its designee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person, directly or indirectly, to sell, transfer, distribute or grant participations to such person or to any third person, with respect to any of the Purchased Shares. To the extent any Purchased Shares are to be issued in a designee’s name, all of the representations in this Section 3 are true with regard to such designee.

(v)            The Purchaser was not, while in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vi)            Neither the Purchaser nor any person acting on his or her behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(vii)           The transactions contemplated by this Agreement have not been pre-arranged with a Purchaser located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii)          Neither the Purchaser nor any person acting on his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, are made only offshore and not in the U.S. or its territories, and are made only in compliance with all applicable local securities laws.

(ix)            The Purchaser has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit A.

3.17           No General Solicitation, Advertisements, or Direct Selling Effort.  The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting or any other general solicitation or general advertisement. The Purchaser has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Purchaser may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

3.18           Economic Considerations.  The Purchaser is not relying on the Company, or its affiliates or agents with respect to the economic, tax, legal, or other considerations involved in this investment.  The Purchaser has relied solely on its own advisors, including legal, tax, and financial advisors, in evaluating the merits and risks of this investment.

3.19           No Short Sales. The Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities) since the time that the Purchaser was first contacted by the Company regarding the investment in the Company contemplated by this Agreement. The Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) from the execution of this Agreement until the time that the transactions contemplated by this Agreement are publicly disclosed.

3.20           Due Diligence. The Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Purchased Shares and the merits and risks of investing in the Purchased Shares; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Purchaser has independently evaluated the merits of its decision to purchase the Purchased Shares pursuant to the Transaction Documents, and the Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. The Purchaser has not relied on the business or legal advice of the Company or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to the Purchaser in connection with the transactions contemplated by the Transaction Documents (as defined below). “Transaction Documents” means, collectively, this Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, all as may be amended from time to time.

3.21           Material Non-Public Information. The Purchaser covenants and agrees that neither it nor any person acting on its behalf has received any information from the Company that constitutes material non-public information, unless prior thereto the Purchaser has executed a written agreement regarding the confidentiality and the use of such information. The Purchaser understands and confirms that the Company shall be relying on the foregoing representations in effecting transactions in securities of the Company.

3.22           Compliance with Laws.  Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

3.23           No Minimum. The Purchaser understands that although there may be multiple Closings with other Purchasers, there might be no other Purchasers and that the funds that the Company receives from the undersigned Purchaser in connection with this Agreement might be the only funds that the Company receives from this placement. Such funds might not be sufficient to meet the Company’s funding needs in connection with the placement.

3.24           Reliance on Representations. The Purchaser acknowledges that the Company is entitled to rely on the representations and warranties of the Purchaser set forth in this Agreement and will hold the Company harmless for any loss or damage that the Company may suffer as a result of any such representations or warranties not being true and correct.

4.	LEGENDS, ETC.

4.1             Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF ELITE EXPRESS HOLDING INC. (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.”

4.2             Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made (i) in accordance with the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act (if available), or (iv) pursuant to another available exemption from the registration requirements of the Securities Act, in each case upon receipt of such certifications, legal opinions, or other evidence as the Company may reasonably require to confirm compliance with applicable securities laws.

4.3             Disclosure of Transactions and Other Material Information. The Company may, on the date of this Agreement or such other date as it deems appropriate, issue a press release (the “Press Release”) and report on Form 8-K disclosing all the material terms of the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Press Release, the parties hereto acknowledge and agree that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Purchasers or any of their affiliates, on the other hand, shall terminate solely with respect to the information disclosed in the Press Release and any related public filings, but shall remain in full force and effect with respect to all other confidential information.

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

5.1             The obligation of the Company hereunder to issue and sell the Purchased Shares to each Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Purchaser with prior written notice thereof:

(a)             The Purchaser shall have executed and delivered to the Company each of the other Transaction Documents to which it is a party.

(b)             The Purchaser shall have delivered to the Company the Purchase Price for the Purchased Shares being purchased by the Purchaser at the Closing by wire transfer of immediately available funds to the account designated by the Company in writing.

(c)             The representations and warranties of such Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

6.	MISCELLANEOUS

6.1             Termination. In the event that the Closing shall not have occurred with respect to a Purchaser within ten (10) days of the date hereof, then such Purchaser or the Company shall have the right to terminate its obligations under this Agreement with respect to such other party at any time on or after the close of business on such date without liability of the terminating party to any other party; provided, however, (i) the right to terminate this Agreement under this Section 6.1 shall not be available to such Purchaser if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Purchaser’s breach of this Agreement (including, without limitation, any Purchaser’s failure to pay the Purchase Price for the Purchased Shares), and (ii) the abandonment of the sale and purchase of the Purchased Shares shall be applicable only to such Purchaser. Nothing contained in this Section 6.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

6.2             Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

6.3             Representations and Warranties. The representations and warranties of the Company and Purchaser shall survive the Closing and delivery of the Shares.

6.4             Indemnification.

(i) In consideration of each Purchaser’s execution and delivery of the Transaction Documents and acquiring the Shares thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, each party (the “Indemnifying Party”) shall defend, protect, indemnify and hold harmless the other parties and all of their shareholders, officers, directors, and employees (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (but only to the extent any such Indemnitee is a party to the action for which indemnification hereunder is sought or is otherwise directly subject to such claim), and including reasonable and documented attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by such party in any of the Transaction Documents, or (b) any breach of any covenant, agreement or obligation of such party contained in any of the Transaction Documents

(ii) Promptly after receipt by an Indemnitee under this Section 6.4 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Indemnifying Party under this Section 6.4, deliver to the Indemnifying Party a written notice of the commencement thereof, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Indemnifying Party if: (A) the Indemnifying Party has agreed in writing to pay such fees and expenses; (B) the Indemnifying Party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Indemnifying Party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Indemnifying Party (in which case, if such Indemnitee notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, then the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided further, that in the case of clause (C) above, the Indemnifying Party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Indemnifying Party in connection with any negotiation or defense of any such action or Indemnified Liability by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Indemnifying Party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Indemnifying Party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Indemnifying Party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve the Indemnifying Party of any liability to the Indemnitee under this Section 6.4, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

6.5            Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the Company and Purchasers holding a majority of the Purchased Shares issued hereunder; provided, however, that any amendment that disproportionately and adversely affects any Purchaser relative to other Purchasers shall require the written consent of such affected Purchaser.

6.6            Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.7            Governing Law; Consent to Jurisdiction. Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

6.8            Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

6.9            Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if (i) delivered personally, upon delivery; (ii) sent by registered or certified mail, return receipt requested, postage prepaid, three (3) business days after mailing; (iii) sent by reputable overnight courier service, one (1) business day after deposit with such courier; or (iv) sent by electronic mail to the email address specified below (with automated confirmation of transmission and a follow-up telephone call to confirm receipt), upon the earlier of (A) acknowledgment of receipt by the recipient or (B) the business day of such delivery if sent by 5:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day:

(a)          if to Purchaser:

The address included on the signature page.

(b)         if to the Company:

Elite Express Holding Inc.

23046 Avenida de la Carlota, Suite 600, Laguna Hills, CA 92653

Attn: Yidan Chen, CEO

info@eliteexpressholding.com

6.10           Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

6.11           Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.12           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13           Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each party will be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any breach or threatened breach of this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance or equitable relief of any such obligation the defense that a remedy at law would be adequate. Such remedies shall be cumulative and not exclusive, and shall be in addition to any other remedies that a party may have at law or in equity.

6.14          Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

6.15          Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

6.16          Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

6.17          No Third Party Beneficiaries. Except as expressly set forth in this Section 6.17, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Notwithstanding the foregoing, the Indemnitees referred to in Section 6.4 are expressly intended to be third-party beneficiaries of this Agreement with the right to directly enforce the indemnification provisions set forth in Section 6.4 in their favor.

6.18          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement or any other Transaction Document. Each Purchaser shall be liable only for its own obligations hereunder.

6.19          Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Shares in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other purchasers participated in this Offering, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in Section 6.17 with respect to the Indemnitees' third-party beneficiary rights.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above and agree to be bound by the terms and conditions hereof.

Company:

Elite Express Holding Inc.

By:
	Name	Yidan Chen
	Title	Chief Executive Officer, President, Director

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

Elite Express Holding Inc.

PURCHASER SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

Purchaser hereby elects to purchase __________ shares of Class A Common Stock at a purchase price of $__[]__ per share, for an aggregate purchase price of $_______________.

Date (NOTE: To be completed by the Purchaser): __________________________, 2026

If the Purchaser is an INDIVIDUAL, and if purchased with a SPOUSE, or as JOINT
TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	ID#(s) (Passport/ID/Social Security Number)

Signature(s) of Purchaser(s)	Address

Email Address	City, State, Zip, Country

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY or TRUST:

Name of Partnership,	Identification Number
Corporation, Limited
Liability Company or Trust

By:
Name:	Jurisdiction of Organization
Title:

Email Address	Address

Exhibit A

INVESTOR SUITABILITY QUESTIONNAIRE

FOR NON-U.S. INVESTORS AS DEFINED IN RULE 902 OF REGULATION S

CONFIDENTIAL

Elite Express Holding Inc. (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws.

Please complete, sign, date and return one copy of this questionnaire as soon as possible, via email, to:

Elite Express Holding Inc.

23046 Avenida de la Carlota, Suite 600, Laguna Hills, CA 92653

Attn: Yidan Chen, CEO

info@eliteexpressholding.com

Name:

(EXACT NAME AS IT SHOULD APPEAR ON SECURITIES)

1.	Please indicate the country in which you maintain your principal residence and how long you have maintained your principal residence in that country.

Country:

Duration:

Address:

Email Address:

I. INDIVIDUAL INVESTORS:

(Investors other than individuals should turn to Part II)

INITIAL EACH BOX TRUE OR FALSE OR COMPLETE, AS APPROPRIATE

Disclosure of Foreign Citizenship.

1.	______ ________ True False	You are a citizen of a country other than the United States.

2.	_________________	If the answer to the preceding question is true, specify the country of which you are a citizen.

Verification of Status as a Non-”U.S. Person” under Regulation S.

3.	______ ________ True False	You are a natural person resident in the United States.

PLEASE PROVIDE COPIES OF THE IDENTIFICATION DOCUMENTS ISSUED BY THE COUNTRY OF WHICH YOU ARE A CITIZEN.

PLEASE TURN TO PART III AND SIGN AND DATE THIS QUESTIONNAIRE

II. NON-INDIVIDUAL INVESTORS:*

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

·	If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

·	PLEASE PROVIDE COPIES OF THE FORMATION DOCUMENTS ISSUED BY THE COUNTRY IN WHICH YOU WERE FORMED.

INITIAL EACH BOX TRUE OR FALSE

Disclosure of Foreign Ownership.

1.	_____ _________ True False	You are an entity organized under the laws of a jurisdiction other than those of the United States or any state, territory or possession of the United States (a “Foreign Entity”).

2.	_____ _________ True False	You are a corporation of which, in the aggregate, more than one-fourth of the capital stock is owned of record or voted by Foreign Citizens, Foreign Entities, Foreign Corporations (as defined below) or Foreign partnerships (as defined below) (a “Foreign Corporation”)

3.	_____ _________ True False	You are a general or limited partnership of which any general or limited partner is a Foreign Citizen, Foreign Entity, Foreign Government, Foreign Corporation or Foreign Partnership (as defined below) (a “Foreign Partnership”)

4.	_____ _________ True False	You are a representative of, or entity controlled by, any of the entities listed in items 1 through 3 above.

Verification of Status as a Non-”U.S. Person” under Regulation S.

1.	_____ _________ True False	You are a partnership or corporation organized or incorporated under the laws of the United States.

2.	_____ _________ True False	You are an estate of which any executor or administrator is a U.S. Person. If the preceding sentence is true, but the executor or administrator who is a U.S. Person is a professional fiduciary and (i) there is another executor or administrator who is a non-U.S. Person who has shared or sole investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law, you may answer “False.”

3.	_____ _________ True False	You are a trust of which any trustee is a U.S. Person. If the preceding sentence is true, but the trustee who is a U.S. Person is a professional fiduciary and (i) there is another trustee who is a non-U.S. Person who has shared or sole investment discretion with respect to the trust assets; and (ii) no beneficiary of the trust is a U.S. Person, you may answer “False.”

4.	_____ _________ True False	You are an agency or branch of a foreign entity located in the United States.

5.	_____ _________ True False	You are a non-discretionary or similar account (other than an estate or trust) held by a dealer or fiduciary for the benefit or account of a U.S. Person.

6.	_____ _________ True False	You are a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized or incorporated, or (if an individual) resident in the United States. If the preceding sentence is true, but such account is held by a dealer or other professional fiduciary organized or incorporated, or resident in the United States for the benefit or account of a non-U.S. Person, you may answer “False.”

7.	_____ _________ True False	You are a partnership or corporation that was organized under the laws of any foreign jurisdiction by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act not organized or incorporated. If the preceding sentence is true, but you were organized or incorporated and are owned by accredited investors (as defined in rule 501(a) of Regulation D) who are not natural persons, estates or trusts, you may answer “False.”

8.	_____ _________ True False	You are an employee benefit plan established and administered in accordance with the law and customary practices and documentation of a country other than the United States.

9.	_____ _________ True False	You are an agency or branch of a U.S. Person located outside the United States that is (i) operated for valid business reasons; (ii) engaged in the business of insurance or banking; and (iii) subject to substantive insurance or banking regulation, respectively, where located.

10.	_____ _________ True False	You are the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, or one of their agencies, affiliates or pension plans.

III. SIGNATURE

You agree that the Company may disclose this questionnaire to such parties as the Company deems appropriate to establish the availability of exemptions from registration under federal and state securities laws. You represent that the information furnished in this questionnaire is true, complete and correct and you acknowledge that the Company and its counsel are relying on the truth and accuracy of such information to comply with federal and state securities laws. You agree to notify the Company promptly of any changes in the foregoing information that may occur prior to the investment.

FOR INDIVIDUALS:

(Signature)

Date:

FOR ENTITIES:

Name of Entity

(Signature)

Name of Signing Party

Title of Signing Party

Date:

APPENDIX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ELITE EXPRESS HOLDING INC.

Pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware

Elite Express Holding Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1.	On February 24, 2026, the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, approved this Certificate of Amendment by written consent in accordance with Section 228 of the General Corporation Law of the State of Delaware.

2.	On February 24, 2026, a resolution was duly adopted by the Corporation’s Board of Directors, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the amendment to the Corporation’s Certificate of Incorporation (this “Certificate of Amendment”) and declaring said amendment to be advisable.

3.	The Certificate of Incorporation of the Corporation is hereby amended as follows:

AArticle FOURTH of the Corporation’s Certificate of Incorporation is amended by adding the following new paragraph (12) to Section A thereof:

“12. Reverse Stock Split. Effective as of 4:30 p.m., Eastern Time, on [●], 2026 (the “Effective Time”), each [●] shares of then issued and outstanding Class A Common Stock and each [●] shares of then issued and outstanding Class B Common Stock shall automatically, without any further action on the part of the Corporation or the holders thereof, be reclassified into one (1) validly issued, fully paid and non-assessable share of Class A Common Stock and one (1) validly issued, fully paid and non-assessable share of Class B Common Stock, as applicable. No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share as a result of the reclassification will be entitled to receive cash (without interest or deduction) in lieu of such fractional share interest, in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. This paragraph does not change the number of authorized shares of Class A Common Stock or Class B Common Stock or the par value per share of such class, which shall remain as set forth elsewhere in this Certificate of Incorporation.”

4.	This Certificate of Amendment was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

[Signature Page to Follow]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this [●] day of [●], 2026.

Elite Express Holding Inc.

By:
Name:
Title:

B-2